Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Disclosure of Commitments and Contingencies [Abstract]
Commitments and Contingencies
14.	Commitments and Contingencies

In addition to items described elsewhere in these financial statements, as at December 31, 2018, the Company had firm commitments related to financial assurance obligations (see Note 6), compliance, land options, and rent of approximately $16.4 million with approximately $0.4 million due over the next year and the majority due a period of three to ten years.

The following table lists the known contractual obligations as at December 31, 2018:

Contractual Obligations	Carrying Value	Contractual Cash flows	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Accounts payable and accruals	$4,013	$4,013	$4,013	$-	$-	$-
Convertible debt (Note 8)	56,984	58,077	58,077	-	-	-
Non-convertible debt (Note 9)	178,483	184,698	184,698	-	-	-
Firm commitments	-	16,413	388	25	4,000	12,000
Total	$239,480	$263,201	$247,176	$25	$4,000	$12,000